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                            FPA PARAMOUNT FUND, INC.

SUPPLEMENT DATED MARCH 31, 2000 TO PROSPECTUS DATED FEBRUARY 1, 2000

MANAGEMENT AND ORGANIZATION

The section entitled, PORTFOLIO MANAGER, is revised as follows:

Eric S. Ende, President and Director of the Fund and Senior Vice President of the Adviser, and Steven R. Geist, Executive Vice President of the Fund and Vice President of the Adviser, assumed primary responsibility for the day-to-day management of the Fund's portfolio on March 31, 2000. Mr. Ende has served as Vice President of the Fund and senior research analyst and portfolio manager of the Adviser since 1985, and Mr. Geist has served as senior research analyst and portfolio manager of the Adviser since 1992.